[GRAPHICS OMITTED]

WARBURG PINCUS FUND
PART OF CREDIT SUISSE
ASSET MANAGEMENT

                                   SEMIANNUAL
                                     REPORT
                                 APRIL 30, 2000
                                   (UNAUDITED)

                    WARBURG PINCUS INSTITUTIONAL FUND, INC.

                   (BULLET) VALUE PORTFOLIO
                   (BULLET) SMALL COMPANY VALUE PORTFOLIO
                   (BULLET) SMALL COMPANY GROWTH PORTFOLIO
                   (BULLET) POST-VENTURE  CAPITAL  PORTFOLIO


More complete information about the Fund and the Portfolios, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Provident Distributors, Inc., Distributor, located at Four Falls Corporate Center 6th Floor, West Conshohocken, PA 19428-2961 is not affiliated with Credit Suisse Asset Management. Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.

FROM TIME TO TIME, THE PORTFOLIOS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIOS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF APRIL 30, 2000; THESE VIEWS AND HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND  SHARES  ARE NOT  DEPOSITS  OR OTHER  OBLIGATIONS  OF CREDIT  SUISSE  ASSET
MANAGEMENT, ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

WARBURG  PINCUS INSTITUTIONAL FUND -- VALUE PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                   June 20, 2000

Dear Shareholder:

   For the six months ended April 30, 2000, Warburg Pincus Institutional Fund--Value Portfolio had a loss of 1.22%, vs. a return of 7.19% for the S&P 500 Index.* The Portfolio's one-year return through April 30, 2000 was -4.52%. Its since-inception (on June 30, 1997) average annual total return through April 30, 2000 was 11.08%.

   Effective December 31, 1999, Scott T. Lewis serves as Co-Portfolio Manager, and Brian S. Posner no longer serves as Co-Portfolio Manager. Effective March 27, 2000, Robert E. Rescoe serves as Co-Portfolio Manager, and Stacy Dutton no longer serves as Co-Portfolio Manager.

MANAGER COMMENTARY

   The period was an overall positive, though quite turbulent, period for the U.S. stock market. Stocks of rapid-growth companies once again paced the market's rally, though these were particularly volatile, especially within the technology sector. Many technology and Internet names finished the period on a difficult note, suffering double-digit losses in April, a correction fueled by worries over inflation and interest rates and other factors, such as concerns over the government's anti-trust suit against Microsoft.

   Against this backdrop, the Portfolio had a loss, hindered by the market's ultimate preference for growth stocks during the period and by weakness in specific areas, for example the capital-equipment sector. There were, to be sure, some bright spots, including the Portfolio's energy holdings, which were buoyed by rising oil prices and ongoing restructuring activity in the industry.

   We made few noteworthy changes to the Portfolio during the period with respect to sector emphasis or, for that matter, individual holdings. With few exceptions, we continued to view our holdings as attractive, both on an absolute basis (i.e., based on our analysis of a company's underlying worth) and on their potential to outperform the broader market over time (due, e.g., to positive earnings surprises).

   We maintained a sizable weighting in the energy area. We believe that a number of these companies have good long-term prospects, especially those integrated, multinational oil companies engaged in consolidation activity. Such activity, in our view, will result in significant cash-flow and earnings improvements over time, even if energy prices remain flat or begin to pull back (though our long-term outlook on the supply/demand backdrop for energy remains constructive). We maintained a small but still-meaningful

WARBURG PINCUS INSTITUTIONAL FUND -- VALUE PORTFOLIO
SEMIANNUAL  INVESTMENT  ADVISER'S REPORT -- APRIL 30, 2000  (CONT'D)
--------------------------------------------------------------------------------

weighting in the oil-services area, where industry fundamentals have improved significantly over the past two years, a trend that we believe will continue.

   Another area of emphasis for the Portfolio, on the margin, remained financial companies. We maintained noteworthy weightings in both the banks and savings & loan sector and the more-diversified financial-services sector. Our focus in the bank area remained on companies well-positioned to benefit from an expanding economy, not the least of which in our view are regional banks with sizable industrial/commercial loan portfolios.

   Elsewhere of note, we maintained significant exposure to the industrial manufacturing and capital-equipment sectors. A number of these companies offer compelling value in our judgment, given relatively low valuations and these companies' leverage to economic growth.

   The rest of the Portfolio remained invested across a wide range of sectors, including the telecommunications and equipment area. Notwithstanding the generally lofty valuations seen here, we continued to view certain stocks as compelling. We also had a noteworthy weighting in the consumer area, chiefly via the retail sector, though we also continued to find attractive stocks in the food, beverages and tobacco area.

   Looking ahead, we believe that sentiment toward the types of stocks targeted by the Portfolio could improve materially in the not-too-distant future. Valuation discrepancies between growth-oriented stocks and those typically associated with value investing (e.g., out-of-favor economically sensitive stocks) remain as wide as they have been in decades, however, we feel that many value stocks represent companies with healthy and improving fundamentals. This stands to benefit value-oriented sectors of the market, barring any retreat from equities generally. Given the strong economy, we believe that stocks will remain, on the whole, compelling compared to other asset classes. As ever, our focus will remain on identifying fundamentally undervalued companies with the brightest longer-term prospects.

Scott T. Lewis                                              Robert E. Rescoe
Co-Portfolio Manager                                        Co-Portfolio Manager

----------
* The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

WARBURG PINCUS INSTITUTIONAL FUND -- SMALL COMPANY VALUE PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                   June 20, 2000

Dear Shareholder:

   For the six months ended April 30, 2000, Warburg Pincus Institutional Fund--Small Company Value Portfolio had a return of 5.66%, vs. returns of 18.72% and 8.21%, respectively, for the Russell 2000 Index* and the Russell 2000 Value Index.** The Portfolio's one-year return through April 30, 2000 was 0.38%. Its since-inception (on October 31, 1997) average annual total return through April 30, 2000 was -8.05%.

   Small-capitalization stocks had good performance for the six months, both in absolute terms and compared to their large-cap brethren, supported by a favorable profit outlook for the group. However, these stocks, and the group's growth-oriented technology names in particular, were quite volatile, reflecting fears that a strong economy would put upward pressure on inflation and interest rates. Volatility was especially sharp late in the period, with many growth stocks (which paced the small-cap rally for the six months) suffering double-digit pullbacks in April, a relatively good month for small-cap value stocks. Against this backdrop, the Portfolio had positive performance, yet lagged its benchmark.

   We made no material change to the Portfolio in terms of basic strategy during the period, remaining focused on identifying visible catalysts that can bring favorable attention to underfollowed, relatively inexpensive small-cap stocks. However, we made a few adjustments to the Portfolio's sector allocation. Most noteworthy was our increased exposure to financial-services companies (broadly defined to include banks and real-estate investment trusts). Our decision to add, late in the period, was based on the increasingly compelling valuations we saw here. Our particular emphasis was on insurance and real-estate companies. It was also based on our belief that the Fed would take a "neutral" stance on interest rates relatively soon (financial stocks have historically tended to rebound ahead of peaks in rate cycles).

   Another sector weighting we raised was health care. Many of these stocks declined in 1998 and 1999 as "reimbursement" reductions (stemming from the Balanced Budget Act of 1997) were phased in. We began to see value here late last year, believing that political pressures would restore at least some of the rate reduction. Indeed, such legislation was approved last November, and further rate increases could be in the offing. Our focus remained on nursing homes and hospitals, especially those with exposure to "acute care," or long-term, customers. Rate reductions for acute-care patients were the sharpest, and restored funding could therefore have the most positive impact

WARBURG PINCUS INSTITUTIONAL FUND -- SMALL COMPANY VALUE PORTFOLIO
SEMIANNUAL  INVESTMENT  ADVISER'S  REPORT -- APRIL  30,  2000  (CONT'D)
--------------------------------------------------------------------------------

on these stocks. We continued to avoid health-maintenance organizations, reflecting our ongoing concerns regarding the possible passage of "right to sue" legislation and our general concerns over these stocks in an election year.

   One weighting we lowered during the period was technology. We pared certain holdings here on valuation considerations, while eliminating positions in specific companies we deemed to have deteriorating fundamentals. We also decreased our emphasis on the consumer-discretionary area, based on the Federal Reserve's apparent desire to rein in consumer spending by raising interest rates.

   Looking ahead, we see grounds for optimism regarding the underfollowed stocks targeted by the Portfolio. On the whole, value stocks are very compellingly priced compared to growth stocks (especially within the small-cap arena), with valuation discrepancies between the two groups remaining as wide as they have been in nearly three decades. While this is no guarantee that value stocks will see improved performance vs. growth stocks anytime soon, recent market behavior across the market-cap-spectrum suggests that investors have become more cognizant of valuations and are broadening their scope. For our part, we will remain focused not on cheap stocks per se, but on stocks we deem to be fundamentally undervalued, given factors such as their underlying companies' balance sheet health and earnings prospects.

Kyle F. Frey
Portfolio Manager



   INVESTING IN SMALL COMPANIES ENTAILS SPECIAL RISK CONSIDERATIONS. THESE ARE DETAILED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

----------
* The Russell 2000 Index is an unmanaged index (with no defined investment objective) of approximately 2,000 small-cap stocks, includes reinvestment of dividends, and is compiled by Frank Russell Company.

** The Russell 2000 Value Index is an unmanaged index (with no defined investment objective) of those companies in the Russell 2000 Index with lower price-to-book and lower forecasted growth values. Note: In light of the Portfolio's value-stock emphasis, the Portfolio has changed its performance benchmark from the Russell 2000 Index to the Russell 2000 Value Index, effective May 2, 2000.

WARBURG PINCUS INSTITUTIONAL FUND -- SMALL COMPANY GROWTH PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                   June 20, 2000

Dear Shareholder:

   For the six months ended April 30, 2000, Warburg Pincus Institutional Fund--Small Company Growth Portfolio had a gain of 42.93%, vs. a gain of 27.78% for the Russell 2000 Growth Index.* The Portfolio's one-year return through April 30, 2000 was 74.66%. Its since-inception (on December 29, 1995) average annual total return through April 30, 2000 was 24.13%. Note: Effective 01/07/00, Elizabeth B. Dater no longer serves as Co-Portfolio Manager of the Portfolio. Stephen J. Lurito and Sammy Oh continue to serve as Co-Portfolio Managers.

   Small-capitalization stocks had good performance for the six months, both in absolute terms and compared to large-cap stocks. The group was supported by optimism over small companies' profit outlook and by continued improvement in the global economy, which reinforced the case for equities generally. These stocks were, however, quite volatile, especially late in the period, reflecting interest-rate uncertainties as well as concerns over valuations on technology vs. non-technology companies and speculative excess in the IPO market.

   Against this backdrop, the Portfolio had a solid showing, outperforming its benchmark by a comfortable margin. The Portfolio's performance was driven by the rally in small-cap stocks and by timely stock selection, especially within the technology and communications areas. The Portfolio also saw good performances from individual holdings within a range of other sectors, for example specific oil-services and pharmaceutical stocks.

   We made no major changes to the Portfolio during the period with regard to overall strategy, remaining focused on rapidly growing companies with innovative, viable products and services, seeking out stocks trading at significant discounts to these companies' projected growth rates. With respect to sector allocation, our primary emphasis remained on technology stocks, broadly defined to include software, electronics and telecommunications companies. We believe that a large number of these have good long-term prospects, supported by the phenomenal expansion of the Internet (and the ongoing wireless "conversion" of the Internet) and by demand for productivity-enhancing products and services. Other noteworthy sector weightings for the Portfolio through the period included the energy and health care areas, where we continued to see good opportunity.

   Looking ahead, we have a favorable view on the long-term prospects for small-cap stocks, the group's propensity for short-term volatility notwith-

WARBURG PINCUS INSTITUTIONAL FUND -- SMALL COMPANY GROWTH PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000  (CONT'D)
--------------------------------------------------------------------------------

standing. The trends that have supported small-cap investing since late 1998--most specifically, relatively stable global financial conditions and a healthy U.S. economy--appear unlikely to collapse, which should allow for ample opportunity to add value via individual stock selection. Set within this environment, we will continue to strive to identify stocks we deem to have the best prospects.


Stephen J. Lurito                                           Sammy Oh
Co-Portfolio Manager                                        Co-Portfolio Manager

   INVESTING IN SMALL COMPANIES ENTAILS SPECIAL RISK CONSIDERATIONS. THESE ARE DETAILED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

----------
* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

WARBURG PINCUS INSTITUTIONAL FUND -- POST-VENTURE CAPITAL PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                    June 20, 200

Dear Shareholder:

   For the six months ended April 30, 2000, Warburg Pincus Institutional Fund-Post-Venture Capital Portfolio had a gain of 52.48%, vs. gains of 27.78% for the Russell 2000 Growth Index,* 38.11% for the Russell 2500 Growth Index** and 26.65% for the NASDAQ Industrial Index.*** The Portfolio's one-year total return through April 30, 2000 was 70.81%. Its since-inception (on October 31,
1997) average annual total return through April 30, 2000 was 24.28%.

   The period was a solid one for the small-capitalization and aggressive-growth stocks targeted by the Portfolio. The group was supported by optimism over these companies' profit outlook and by a continued improvement in global economic and financial conditions, which reinforced the case for equities generally. These stocks were, however, quite volatile, especially late in the period, reflecting interest-rate uncertainties as well as concerns over valuations on technology vs. non-technology companies and speculative excess in the IPO market.

   Against this backdrop, the Portfolio had solid performance, both in absolute terms and compared to its benchmarks. The Portfolio benefited from the rally in small-cap and aggressive-growth stocks and from timely stock selection, particularly within the technology and communications areas.

   We made no major changes to the Portfolio during the period with regard to overall strategy. Our focus remained on well-managed, well-financed companies offering innovative products and services. With respect to sector allocation, our primary emphasis remained on technology stocks, broadly defined to include computer, electronics and telecommunications companies. We believe that a large number of these have good long-term prospects, supported by the phenomenal expansion of the Internet (and the ongoing wireless "conversion" of the Internet) and by a growing worldwide demand for productivity-enhancing products and services.

    Looking ahead, we remain optimistic on the long-term prospects for the small-cap and aggressive-growth stocks targeted by the Portfolio, their potential for continued short-term volatility notwithstanding. We also expect to continue to see an ever-lengthening list of venture-backed investment opportunities from which to choose, given recent strong flows into venture-capital pools and venture capitalists' strong desire to fund "new economy" companies in particular (and not only within the U.S., as venture-capital

WARBURG PINCUS INSTITUTIONAL FUND -- POST-VENTURE CAPITAL PORTFOLIO
SEMIANNUAL  INVESTMENT  ADVISER'S REPORT -- APRIL 30, 2000  (CONT'D)
--------------------------------------------------------------------------------

activity is expanding rapidly overseas). As ever, we will continue to strive to identify stocks with the best long-term growth potential.

Elizabeth B. Dater                                          Robert S. Janis
Co-Portfolio Manager                                        Co-Portfolio Manager

   BECAUSE OF THE NATURE OF THE PORTFOLIO'S HOLDINGS AND CERTAIN STRATEGIES IT MAY USE, AN INVESTMENT IN THE PORTFOLIO INVOLVES CERTAIN RISKS AND MAY NOT BE APPROPRIATE FOR ALL INVESTORS. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION ON THE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH POST-VENTURE-CAPITAL INVESTMENTS. IT SHOULD BE READ CAREFULLY BEFORE INVESTING.

----------
* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

** The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 2500 Index represents approximately 22% of the total market capitalization of the Russell 3000 Index.

*** The NASDAQ Industrials Index measures the stock price performance of more than 3,000 industrial issues included in the NASDAQ OTC Composite Index. The NASDAQ OTC Composite Index represents 4,500 stocks traded over the counter.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES          VALUE
                                                         ------         -------
COMMON STOCKS (93.9%)
AEROSPACE & DEFENSE (3.1%)
    Boeing Co.                                             300       $   11,906
    Honeywell International, Inc.                          800           44,800
    Textron, Inc.                                          200           12,387
                                                                   -------------
                                                                         69,093
                                                                     ----------
BANKS & SAVINGS & LOANS (8.7%)
    AmSouth Bancorp                                      1,100           16,019
    Bank One Corp.                                         600           18,300
    Chase Manhattan Corp.                                  200           14,412
    Comerica, Inc.                                       1,000           42,375
    Compass Bancshares, Inc.                             1,200           22,200
    Golden West Financial Corp.                            700           23,887
    Wachovia Corp.                                         500           31,344
    Wells Fargo Co.                                        500           20,531
                                                                     ----------
                                                                        189,068
                                                                     ----------
BUILDING & BUILDING MATERIALS (1.1%)
    USG Corp.                                              600           25,050
                                                                     ----------
BUSINESS SERVICES (0.8%)
    Reynolds & Reynolds Co. Class A                        700           16,625
                                                                     ----------
CAPITAL EQUIPMENT (7.4%)
    American Standard Cos., Inc. +                       1,000           41,000
    Emerson Electric Co.                                   400           21,950
    Ingersoll-Rand Co.                                     600           28,162
    ITT Industries, Inc.                                   700           22,094
    Navistar International Corp. +                         600           21,000
    Parker-Hannifin Corp.                                  600           27,900
                                                                     ----------
                                                                        162,106
                                                                     ----------
CHEMICALS (0.3%)
    Crompton Corp.                                         500            5,875
                                                                     ----------
COMMUNICATIONS & MEDIA (2.2%)
    Comcast Corp. Special Class A Non-Voting +             400           16,025
    New York Times Co. Class A                             800           32,950
                                                                     ----------
                                                                         48,975
                                                                     ----------
COMPUTERS (2.9%)
    COMPAQ Computer Corp.                                  500           14,625
    Hewlett-Packard Co.                                    200           27,000
    Unisys Corp. +                                         900           20,869
                                                                     ----------
                                                                         62,494
                                                                     ----------
CONGLOMERATES (1.4%)
    Harsco Corp.                                         1,000           29,687
                                                                     ----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES          VALUE
                                                         ------         -------
COMMON STOCKS (CONT'D)
CONSUMER DURABLES (1.8%)
    Ford Motor Co.                                         700        $  38,281
                                                                     ----------
CONSUMER NON-DURABLES (0.8%)
    Borg-Warner Automotive, Inc.                           400           16,725
                                                                     ----------
ELECTRONICS (0.4%)
    Harris Corp.                                           270            8,724
                                                                     ----------
ENERGY (13.3%)
    Amerada Hess Corp.                                     600           38,175
    BP Amoco PLC  ADR                                    1,000           51,000
    Devon Energy Corp.                                     900           43,369
    Exxon Mobil Corp.                                      700           54,381
    Royal Dutch Petroleum Co. ADR                          600           34,425
    Total Fina SA  ADR                                     600           45,375
    Union Pacific Resources Group, Inc.                  1,200           23,025
                                                                     ----------
                                                                        289,750
                                                                     ----------
FINANCIAL SERVICES (6.9%)
    American General Corp.                                 400           22,400
    Associates First Capital Corp. Class A               1,000           22,187
    Fannie Mae                                             500           30,156
    Labranche & Co., Inc. +                                900           10,744
    Lehman Brothers Holdings, Inc.                         600           49,237
    MetLife, Inc. +                                      1,000           16,563
                                                                     ----------
                                                                        151,287
                                                                     ----------
FOOD, BEVERAGES & TOBACCO (4.9%)
    General Mills, Inc.                                  1,000           36,375
    Keebler Foods Co.                                    1,600           50,300
    Quaker Oats Co.                                        300           19,556
                                                                     ----------
                                                                        106,231
                                                                     ----------
HEALTHCARE (3.9%)
    Baxter International, Inc.                             400           26,050
    Becton, Dickinson & Co.                                900           23,063
    Trigon Healthcare, Inc. +                            1,000           35,938
                                                                     ----------
                                                                         85,051
                                                                     ----------
INDUSTRIAL MANUFACTURING & PROCESSING (4.6%)
    Eaton Corp.                                            300           25,200
    Johnson Controls, Inc.                                 400           25,325
    Minnesota Mining & Manufacturing Co.                   200           17,300
    Tyco International, Ltd.                               700           32,156
                                                                     ----------
                                                                         99,981
                                                                     ----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES          VALUE
                                                         ------         -------
COMMON STOCKS (CONT'D)
OFFICE EQUIPMENT & SUPPLIES (0.9%)
    Pitney Bowes, Inc.                                     500          $20,438
                                                                     ----------
OIL SERVICES (5.4%)
    Kerr-McGee Corp.                                       400           20,700
    Nabors Industries, Inc. +                              600           23,663
    Pride International, Inc. +                          1,400           31,675
    R & B Falcon Corp. +                                 2,000           41,500
                                                                     ----------
                                                                        117,538
                                                                     ----------
PHARMACEUTICALS (5.7%)
    American Home Products Corp.                           500           28,094
    Aventis SA ADR                                         500           28,125
    Lilly (Eli) & Co.                                      500           38,656
    Pharmacia Corp.                                        595           29,713
                                                                     ----------
                                                                        124,588
                                                                     ----------
RETAIL (8.3%)
    Federated Department Stores, Inc. +                    800           27,200
    May Department Stores Co.                            1,400           38,500
    Ross Stores, Inc.                                    1,200           24,900
    Safeway, Inc. +                                        600           26,475
    TJX Companies, Inc.                                  1,700           32,619
    Toys 'R' Us, Inc. +                                  2,100           32,025
                                                                     ----------
                                                                        181,719
                                                                     ----------
TELECOMMUNICATIONS & EQUIPMENT (8.5%)
    ALLTEL Corp.                                           400           26,650
    AT&T Corp.                                             800           37,350
    Bell Atlantic Corp.                                    700           41,475
    MCI WorldCom, Inc. +                                   800           36,350
    SBC Communications, Inc.                             1,000           43,813
                                                                     ----------
                                                                        185,638
                                                                     ----------
TRANSPORTATION (0.6%)
    Burlington Northern Santa Fe Corp.                     500           12,063
                                                                     ----------
TOTAL COMMON STOCKS (Cost $1,979,335)                                 2,046,987
                                                                     ----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES          VALUE
                                                         ------         -------
PREFERRED STOCK (0.7%)
REAL ESTATE (0.7%)
    Equity Residential Properties Series G 7.25%
      (Convertible) (Callable 09/15/02 @ $25.91) REIT      700       $   15,313
                                                                     ----------
TOTAL PREFERRED STOCK (Cost $13,748)                                     15,313
                                                                     ----------
SHORT TERM INVESTMENTS (4.9%)
    Institutional Money Market Trust                       276              276
    RBB Money Market Portfolio                         106,327          106,327
                                                                     ----------
TOTAL SHORT TERM INVESTMENTS (Cost $106,603)                            106,603
                                                                     ----------
TOTAL INVESTMENTS AT VALUE (99.5%)(Cost $2,099,686*)                  2,168,903

OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)                             11,532
                                                                     ----------
NET ASSETS (100.0%)                                                  $2,180,435
                                                                     ==========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
                       REIT = Real Estate Investment Trust

--------------------------------------------------------------------------------
+ Non-income producing security.
* Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY VALUE PORTFOLIO SCHEDULE OF INVESTMENTS--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES          VALUE
                                                         ------         -------
COMMON STOCKS (90.6%)
BANKS & SAVINGS & LOANS (7.1%)
    Century Bancorp, Inc. Class A                          770         $ 10,010
    City National Corp.                                    300           11,044
    Prosperity Bancshares, Inc.                          1,050           14,634
    Texas Regional Bancshares, Inc.                        400           11,425
                                                                       --------
                                                                         47,113
                                                                       --------
BUILDING & BUILDING MATERIALS (3.3%)
    Centex Corp.                                           250            6,031
    Elcor Corp.                                            200            6,362
    Walter Industries, Inc.                                900            9,619
                                                                       --------
                                                                         22,012
                                                                       --------
BUSINESS SERVICES (3.6%)
    Graco, Inc.                                            296           10,027
    Interim Services, Inc. +                               400            6,850
    National Data Corp.                                    200            5,550
    Sensormatic Electronics Corp. +                        100            1,669
                                                                       --------
                                                                         24,096
                                                                       --------
CHEMICALS (1.8%)
    Crompton Corp.                                       1,000           11,750
                                                                       --------
COMMUNICATIONS & MEDIA (1.1%)
    Insight Communications Co., Inc. +                     350            7,131
                                                                       --------
COMPUTERS (1.7%)
    Exabyte Corp. +                                        700            3,325
    Hyperion Solutions Corp. +                             100            3,033
    PerkinElmer, Inc.                                       50            2,737
    Sybase, Inc. +                                         100            2,019
                                                                       --------
                                                                         11,114
                                                                       --------
CONGLOMERATES (2.6%)
    Gaylord Containers Corp. Class A +                   1,631            8,359
    Watts Industries, Inc. Class A                         655            8,761
                                                                       --------
                                                                         17,120
                                                                       --------
CONSUMER DURABLES (7.0%)
    Aftermarket Technology Corp. +                         900           10,462
    Harman International Industries, Inc.                  300           19,612
    KEMET Corp. +                                           50            3,725
    La-Z-Boy, Inc.                                         400            6,275
    Superior Industries International, Inc.                200            6,437
                                                                       --------
                                                                         46,511
                                                                       --------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY VALUE PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES          VALUE
                                                         ------         -------
COMMON STOCKS (CONT'D)
CONSUMER NON-DURABLES (4.0%)
    Borg-Warner Automotive, Inc.                           200         $  8,362
    WestPoint Stevens, Inc.                                950           17,812
                                                                       --------
                                                                         26,174
                                                                       --------
CONSUMER SERVICES (1.4%)
    Lo-Jack Corp. +                                      1,300            9,344
                                                                       --------
ELECTRONICS (3.2%)
    Avant! Corp. +                                         400            7,200
    Cypress Semiconductor Corp. +                           50            2,597
    Exar Corp. +                                            50            4,009
    Integrated Device Technology, Inc. +                   100            4,806
    International Rectifier Corp. +                         50            2,456
                                                                       --------
                                                                         21,068
                                                                       --------
FINANCIAL SERVICES (10.9%)
    AmeriCredit Corp. +                                    650           12,147
    HCC Insurance Holdings, Inc.                           582            6,838
    Mercury General Corp.                                  450           12,319
    Radian Group, Inc.                                     269           13,702
    StanCorp Financial Group, Inc.                         550           16,019
    Webster Financial Corp.                                500           10,687
                                                                       --------
                                                                         71,712
                                                                       --------
HEALTHCARE (9.1%)
    Health Management Associates, Inc. Class A +           550            8,766
    ICU Medical, Inc. +                                    150            3,281
    Manor Care, Inc. +                                     700            8,356
    Morrison Management Specialists                        495           13,705
    Omnicare, Inc.                                       1,000           15,188
    Universal Health Services, Inc. +                      200           10,950
                                                                       --------
                                                                         60,246
                                                                       --------
INDUSTRIAL MANUFACTURING & PROCESSING (1.3%)
    Bethlehem Steel Corp. +                              1,600            8,600
                                                                       --------
LEISURE & ENTERTAINMENT (2.0%)
    SCP Pool Corp. +                                       350           12,884
                                                                       --------
METALS & MINING (2.2%)
    Freeport-McMoRan Copper & Gold, Inc. +                 600            5,775
    National Steel Corp. Class B                         1,400            8,750
                                                                       --------
                                                                         14,525
                                                                       --------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY VALUE PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES          VALUE
                                                         ------         -------
COMMON STOCKS (CONT'D)
OFFICE EQUIPMENT & SUPPLIES (0.2%)
    Imation Corp. +                                         50         $  1,403
                                                                       --------
OIL SERVICES (8.1%)
    Evergreen Resources, Inc. +                            500           11,563
    Global Industries, Ltd. +                              900           12,825
    Newpark Resources, Inc. +                              600            4,950
    Pride International, Inc. +                            550           12,444
    Varco International, Inc. +                            925           11,563
                                                                       --------
                                                                         53,345
                                                                       --------
PAPER & FOREST PRODUCTS (3.1%)
    Abitibi-Consolidated, Inc.                             600            6,525
    Ivex Packaging Corp. +                                 800            7,200
    Wausau-Mosinee Paper Corp.                             550            6,669
                                                                       --------
                                                                         20,394
                                                                       --------
REAL ESTATE (6.2%)
    BRE Properties, Inc. Class A                           400           11,175
    CenterPoint Properties Corp.                           200            7,175
    Home Properties of New York, Inc.                      350            9,800
    Mission West Properties, Inc.                        1,300           10,888
    Western Water Co. +                                  4,000            2,125
                                                                       --------
                                                                         41,163
                                                                       --------
RETAIL (0.8%)
    AnnTaylor Stores Corp. +                               250            5,172
                                                                       --------
TRANSPORTATION (5.3%)
    Airborne Freight Corp.                                 500           10,719
    Landstar Systems, Inc. +                               250           14,313
    M.S. Carriers, Inc. +                                  414            9,833
                                                                       --------
                                                                         34,865
                                                                       --------
UTILITIES - ELECTRIC (4.6%)
    IDACORP, Inc.                                          250            9,219
    NSTAR                                                  265           11,677
    UniSource Energy Corp.                                 600            9,750
                                                                       --------
                                                                         30,646
                                                                       --------
TOTAL COMMON STOCKS (Cost $567,851)                                     598,388
                                                                       --------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY VALUE PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES          VALUE
                                                         ------         -------
SHORT TERM INVESTMENTS (12.0%)
    Institutional Money Market Trust                    47,595         $ 47,595
    RBB Money Market Portfolio                          31,714           31,714
                                                                       --------
TOTAL SHORT TERM INVESTMENTS (Cost $79,309)                              79,309
                                                                       --------
TOTAL INVESTMENTS AT VALUE (102.6%) (Cost $647,160*)                    677,697

LIABILITIES IN EXCESS OF OTHER ASSETS (2.6%)                            (17,151)
                                                                       --------
NET ASSETS (100.0%)                                                    $660,546
                                                                       ========

--------------------------------------------------------------------------------
+ Non-income producing security.
* Cost for federal income tax purposes is $656,236.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO SCHEDULE OF INVESTMENTS--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES          VALUE
                                                        ------         -------
COMMON STOCKS (92.9%)
BUSINESS SERVICES (3.4%)
    Breakaway Solution, Inc. +                          12,600     $    332,325
    Frontline Capital Group +                           59,200        1,013,800
    Getty Images, Inc. +                                98,700        2,998,012
    Prescient Systems, Inc. #                           23,668        1,999,998
    QRS Corp. +                                         51,599        1,702,767
    Seachange International, Inc. +                     85,300        2,559,000
                                                                   ------------
                                                                     10,605,902
                                                                   ------------
CAPITAL EQUIPMENT (1.1%)
    Applied Power, Inc. Class A                        116,400        3,331,950
                                                                   ------------
COMMUNICATIONS & MEDIA (3.7%)
    About.com, Inc. +                                   31,600        1,084,275
    Airnet Communications Corp. +                       24,700          438,425
    Backweb Technologies, Ltd. +                       131,000        3,070,312
    CapRock Communications Corp. +                      42,400        1,420,400
    Salem Communications Corp. Class A +                87,800          669,475
    ValueVision International, Inc. +                   89,900        1,792,381
    Women.com Networks, Inc. +                         487,277        2,436,385
    YouthStream Media Networks, Inc. +                  87,568          558,246
                                                                   ------------
                                                                     11,469,899
                                                                   ------------
COMPUTERS (21.7%)
    Allaire Corp. +                                     60,400        3,325,775
    Aspect Development, Inc. +                          82,400        5,695,900
    Bluestone Software, Inc. +                          39,700          836,181
    BroadVision, Inc. +                                 66,766        2,933,531
    Business Objects SA  ADR +                          63,400        6,205,275
    Documentum, Inc. +                                  81,000        4,779,000
    Iona Technologies PLC ADR +                         50,900        2,891,756
    Manugistics Group, Inc. +                           94,400        4,041,500
    Marimba, Inc. +                                     75,800        1,501,787
    Mercury Interactive Corp. +                         66,100        5,949,000
    PC-Tel, Inc. +                                      66,300        2,221,050
    Peregrine Systems, Inc. +                          184,100        4,429,906
    Puma Technology, Inc. +                             51,500        1,577,187
    Radiant Systems, Inc. +                            131,250        2,444,531
    Remedy Corp. +                                      90,200        4,791,875
    RSA Security, Inc. +                                72,800        4,272,450
    Santa Cruz Operation, Inc. +                       146,300          886,944
    Spyglass, Inc. +                                    50,700        2,687,100
    Sybase, Inc. +                                      99,200        2,002,600
    Unify Corp. +                                      162,300        1,947,600
    Wind River Systems, Inc. +                          23,100          986,081
    ZapMe! Corp. +                                      78,600          304,575
                                                                   ------------
                                                                     66,711,604
                                                                   ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES          VALUE
                                                        ------         -------
COMMON STOCKS (CONT'D)
CONSUMER SERVICES (0.7%)
    DeVry, Inc. +                                       91,304     $  2,174,176
    Strayer Education, Inc.                              5,100          104,869
                                                                   ------------
                                                                      2,279,045
                                                                   ------------
ELECTRONICS (20.6%)
    Alpha Industries, Inc. +                            99,800        5,189,600
    ANADIGICS, Inc. +                                   55,000        4,138,750
    Asyst Technologies, Inc. +                          82,800        4,429,800
    Avant! Corp. +                                     142,531        2,565,558
    Burr-Brown Corp. +                                 126,327        8,605,993
    C-Cube Microsystems, Inc. +                         73,700        4,735,225
    Cymer, Inc. +                                       60,800        2,375,000
    DSP Group, Inc. +                                   90,000        6,401,250
    Emulex Corp. +                                      22,800        1,034,550
    Interlink Electronics, Inc. +                       70,200        2,106,000
    Photronics, Inc. +                                 110,900        3,694,356
    PRI Automation, Inc. +                              45,700        3,650,287
    SanDisk Corp. +                                     74,600        6,835,225
    Telcom Semiconductor, Inc. +                       119,800        2,942,587
    Titan Corp. +                                       68,700        2,949,806
    Varian Semiconductor Equipment Associates, Inc. +   27,200        1,829,200
                                                                   ------------
                                                                     63,483,187
                                                                   ------------
ENERGY (1.2%)
    Stone Energy Corp. +                                78,500        3,709,125
                                                                   ------------
FINANCIAL SERVICES (1.1%)
    AmeriCredit Corp. +                                 76,600        1,431,462
    Enhance Financial Services Group, Inc.              81,100          821,137
    Reinsurance Group of America, Inc.                  40,000          995,000
                                                                   ------------
                                                                      3,247,599
                                                                   ------------
HEALTHCARE (6.1%)
    Advanced Paradigm, Inc. +                          148,200        1,852,500
    Coherent, Inc. +                                    55,400        3,202,813
    Core, Inc. +                                       228,400        1,291,888
    Foundation Health Systems, Inc. Class A +          335,400        3,374,963
    MiniMed, Inc. +                                     47,800        5,876,413
    Oxford Health Plans, Inc. +                         13,600          258,400
    Province Healthcare Co. +                          100,000        2,887,500
                                                                   ------------
                                                                     18,744,477
                                                                   ------------
INDUSTRIAL MANUFACTURING & PROCESSING (0.2%)
    Mansur Industries, Inc. +                          135,554          660,826
                                                                   ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES          VALUE
                                                        ------         -------
COMMON STOCKS (CONT'D)
OIL SERVICES (8.3%)
    BJ Services Co. +                                   71,800     $  5,043,950
    Cooper Cameron Corp. +                              76,600        5,745,000
    National-Oilwell, Inc. +                            74,000        1,771,375
    Petroleum Geo-Services ADR +                       179,262        2,913,008
    Precision Drilling Corp. +                         106,900        3,420,800
    Smith International, Inc. +                         86,700        6,589,200
    Southern Mineral Corp. +                            58,875           15,896
                                                                   ------------
                                                                     25,499,229
                                                                   ------------
PHARMACEUTICALS (5.4%)
    Abgenix, Inc. +                                     26,700        2,391,319
    Alkermes, Inc. +                                    81,800        4,355,850
    ChiRex, Inc. +                                      81,100        1,378,700
    Gene Logic, Inc.+                                   54,000        1,451,250
    Lynx Therapeutics, Inc.+                            77,100        1,850,400
    Medarex, Inc. +                                     41,600        2,204,800
    Medicis Pharmaceutical Corp., Class A +             66,800        2,922,500
                                                                   ------------
                                                                     16,554,819
                                                                   ------------
RETAIL (1.0%)
    Ames Department Stores, Inc. +                      82,700        1,483,431
    AnnTaylor Stores Corp. +                            78,400        1,621,900
                                                                   ------------
                                                                      3,105,331
                                                                   ------------
TELECOMMUNICATIONS & EQUIPMENT (16.7%)
    Adaptive Broadband Corp. +                         121,900        3,961,750
    Advanced Fibre Communications, Inc. +               98,200        4,486,513
    Antec Corp. +                                      122,500        6,584,375
    AudioCodes, Ltd. +                                  44,400        3,330,000
    Gilat Satellite Networks, Ltd. +                    40,700        3,495,113
    PairGain Technologies, Inc. +                      140,900        3,504,888
    Polycom, Inc. +                                     39,500        3,125,438
    Powertel, Inc. +                                    53,700        3,611,325
    Powerwave Technologies, Inc.+                       43,000        8,946,688
    Proxim, Inc. +                                      33,100        2,546,631
    Tekelec +                                           95,200        3,332,000
    Viatel, Inc. +                                      82,000        3,136,500
    Westell Technologies, Inc., Class A +               50,200        1,427,563
                                                                   ------------
                                                                     51,488,784
                                                                   ------------
TRANSPORTATION (1.7%)
    Airborne Freight Corp.                             240,600        5,157,863
                                                                   ------------
TOTAL COMMON STOCKS (Cost $219,302,618)                             286,049,640
                                                                   ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES          VALUE
                                                        ------         -------
SHORT TERM INVESTMENTS (7.0%)
    Institutional Money Market Trust                 7,012,645     $  7,012,645
    RBB Money Market Portfolio                      14,639,410       14,639,410
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS (Cost $21,652,055)                      21,652,055
                                                                   ------------
TOTAL INVESTMENTS AT VALUE (99.9%) (Cost $240,954,673*)             307,701,695

OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)                            226,062
                                                                   ------------
NET ASSETS (100.0%)                                                $307,927,757
                                                                   ============


                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt


--------------------------------------------------------------------------------
# Restricted security
+ Non-Income Producing Security
* Cost for federal income tax purposes is $241,022,330.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- POST-VENTURE CAPITAL PORTFOLIO SCHEDULE OF INVESTMENTS--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES          VALUE
                                                        ------         -------
COMMON STOCKS (97.0%)
BANKS & SAVINGS & LOANS (1.9%)
    Mellon Financial Corp.                               1,100       $   35,337
                                                                     ----------
BUSINESS SERVICES (9.2%)
    ACNielsen Corp. +                                      400            9,225
    Acxiom Corp. +                                         700           18,900
    BISYS Group, Inc. +                                    300           18,769
    DoubleClick, Inc.                                      200           15,175
    Harte-Hanks Communications, Inc.                       700           17,325
    On Assignment, Inc. +                                  800           25,100
    QRS Corp. +                                            200            6,600
    SunGard Data Systems, Inc. +                           700           24,194
    TMP Worldwide, Inc. +                                  400           26,150
    Young & Rubicam, Inc.                                  200           11,137
                                                                     ----------
                                                                        172,575
                                                                     ----------
COMMUNICATIONS & MEDIA (13.9%)
    AMFM, Inc. +                                           300           19,912
    At Home Corp. Series A +                               700           13,037
    Cablevision Systems Corp. +                            500           33,844
    CMGI, Inc. +                                           300           21,375
    Corus Entertainment, Inc. +                            900           24,297
    Hispanic Broadcasting Corp. +                          200           20,212
    Shaw Communications, Inc. Class B                    1,800           42,637
    USA Networks, Inc. +                                 1,600           36,800
    Westwood One, Inc. +                                   600           21,225
    Yahoo!, Inc. +                                         200           26,050
                                                                     ----------
                                                                        259,389
                                                                     ----------
COMPUTERS (15.1%)
    Amdocs, Ltd. +                                         500           33,844
    Citrix Systems, Inc. +                                 800           48,850
    Documentum, Inc. +                                     400           23,600
    Excalibur Technologies Corp. +                         800           28,400
    Intuit, Inc. +                                         800           28,750
    Network Appliance, Inc. +                              600           44,362
    PeopleSoft, Inc. +                                     700            9,756
    Sun Microsystems, Inc. +                               400           36,775
    Verisign, Inc. +                                       200           27,875
                                                                     ----------
                                                                        282,212
                                                                     ----------
CONSUMER NON-DURABLES (0.3%)
    Dial Corp.                                             400            5,575
                                                                     ----------
CONSUMER SERVICES (1.0%)
    DeVry, Inc. +                                          800           19,050
                                                                     ----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- POST-VENTURE CAPITAL PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES          VALUE
                                                        ------         -------
COMMON STOCKS (CONT'D)
ELECTRONICS (16.0%)
    Altera Corp. +                                         200       $   20,450
    Flextronics International, Ltd.                        800           56,200
    JDS Uniphase Corp. +                                   400           41,500
    KLA-Tencor Corp. +                                     400           29,950
    Maxim Integrated Products, Inc. +                    1,000           64,813
    Solectron Corp. +                                      300           14,044
    Synopsys, Inc. +                                       200            8,400
    Vitesse Semiconductor Corp. +                          400           27,225
    Xilinx, Inc. +                                         500           36,625
                                                                     ----------
                                                                        299,207
                                                                     ----------
ENERGY (2.4%)
    Newfield Exploration Co. +                           1,100           44,688
                                                                     ----------
FINANCIAL SERVICES (5.6%)
    3i Group PLC                                         1,200           24,204
    Ambac Financial Group, Inc.                            600           28,800
    Amvescap PLC ADR                                       300           21,450
    Gabelli Asset Management, Inc. Class A +               900           17,888
    T. Rowe Price Associates, Inc.                         300           11,438
                                                                     ----------
                                                                        103,780
                                                                     ----------
FOOD, BEVERAGES & TOBACCO (1.2%)
    Ben & Jerry's Homemade, Inc. Class A +                 500           21,656
                                                                     ----------
HEALTHCARE (2.3%)
    Ivax Corp. +                                         1,050           28,744
    Oxford Health Plans, Inc. +                            700           13,300
                                                                     ----------
                                                                         42,044
                                                                     ----------
LEISURE & ENTERTAINMENT (1.0%)
    Premier Parks, Inc. +                                  900           19,406
                                                                     ----------
OIL SERVICES (3.4%)
    Cooper Cameron Corp. +                                 400           30,000
    Nabors Industries, Inc. +                              500           19,719
    Petroleum Geo - Services ADR +                         800           13,000
                                                                     ----------
                                                                         62,719
                                                                     ----------
PHARMACEUTICALS (2.9%)
    Amgen, Inc. +                                          400           22,400
    Medimmune, Inc. +                                      200           31,988
                                                                     ----------
                                                                         54,388
                                                                     ----------
PUBLISHING (2.4%)
    Central Newspapers, Inc. Class A                       700           21,481
    Scholastic Corp. +                                     500           23,344
                                                                     ----------
                                                                         44,825
                                                                     ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- POST-VENTURE CAPITAL PORTFOLIO SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES          VALUE
                                                        ------         -------
COMMON STOCKS (CONT'D)
RETAIL (3.4%)
    Amazon.com, Inc. +                                     200       $   11,038
    AnnTaylor Stores Corp. +                             1,100           22,756
    Saks, Inc.                                             700            8,006
    Tiffany & Co.                                          300           21,806
                                                                     ----------
                                                                         63,606
                                                                     ----------
TELECOMMUNICATIONS & EQUIPMENT (15.0%)
    ANTEC Corp. +                                          400           21,500
    Cabletron Systems, Inc. +                              600           13,725
    CIENA Corp. +                                          300           37,088
    Cisco Systems, Inc. +                                1,000           69,328
    Covad Communications Group, Inc. +                     300            8,325
    Exodus Communications, Inc. +                          500           44,219
    Gilat Satellite Networks +                             400           34,350
    Net2000 Communications, Inc.                            50              738
    Pinnacle Holdings, Inc. +                              900           50,569
                                                                     ----------
                                                                        279,842
                                                                     ----------
TOTAL COMMON STOCKS (Cost $1,094,311)                                 1,810,299
                                                                     ----------
SHORT TERM FUNDS (3.2%)
    RBB Money Market Portfolio (Cost $60,210)           60,210           60,210
                                                                     ----------
TOTAL INVESTMENTS AT VALUE (100.2%) (Cost $1,154,521*)                1,870,509

LIABILITIES IN EXCESS OF OTHER ASSETS (0.2%)                             (3,589)
                                                                     ----------
NET ASSETS (100.0%)                                                  $1,866,920
                                                                     ==========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

--------------------------------------------------------------------------------
+ Non-income producing security.
* Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------


                                                                                 SMALL COMPANY     SMALL COMPANY      POST-VENTURE
                                                               VALUE PORTFOLIO  VALUE PORTFOLIO  GROWTH PORTFOLIO  CAPITAL PORTFOLIO
                                                               ---------------  ---------------  ----------------  -----------------
ASSETS
    Investments at value (Cost - $2,099,686,
      $647,160, $240,954,673,
      and $1,154,521, respectively)                               $2,168,903       $  677,697       $307,701,695       $1,870,509
    Foreign currency (Cost - $58, $0, $0, and
      $95, respectively)                                                  56                0                  0               91
    Receivable for investments sold                                   26,655                0          1,308,812                0
    Receivable from investment adviser                                 2,662            3,410                  0                0
    Dividends, interest, and reclaims
      receivable                                                       2,266              928             36,456              467
    Receivable for fund shares sold                                        0                0             12,118                0
    Prepaid expenses and other assets                                 17,983            2,910              8,726            3,410
                                                                  ----------       ----------       ------------       ----------
      Total Assets                                                 2,218,525          684,945        309,067,807        1,874,477
                                                                  ----------       ----------       ------------       ----------
LIABILITIES
    Advisory fee payable                                                   0                0            188,125                0
    Administrative services payable                                      178               53             25,150              152
    Payable for investments purchased                                 10,161            5,060            862,770                0
    Payable for fund shares redeemed                                       0                0              3,812                0
    Accrued expenses payable                                          27,751           19,256             59,045            7,405
    Other liabilities                                                      0               30              1,148                0
                                                                  ----------       ----------       ------------       ----------
      Total Liabilities                                               38,090           24,399          1,140,050            7,557
                                                                  ----------       ----------       ------------       ----------
NET ASSETS
    Capital stock, $.001 par value                                $      212       $       86       $     12,739       $      110
    Paid-in capital                                                 (728,101)       1,191,182        148,499,281        1,060,037
    Accumulated undistributed net investment
      income                                                          64,311            1,340                  0                0
    Accumulated net realized gain (loss) from
      investments and foreign currency
      related items                                                2,774,798         (562,599)        92,668,713           90,788
    Net unrealized appreciation from
      investments and foreign currency
      related items                                                   69,215           30,537         66,747,024          715,985
                                                                  ----------       ----------       ------------       ----------
    Net assets                                                    $2,180,435       $  660,546       $307,927,757       $1,866,920
                                                                  ==========       ==========       ============       ==========
NET ASSET VALUE
    Net assets                                                    $2,180,435       $  660,546       $307,927,757       $1,866,920
                                                                  ----------       ----------       ------------       ----------
    Shares outstanding                                               211,635           85,880         12,738,808          109,734
                                                                  ----------       ----------       ------------       ----------
    Net asset value, offering price
      and redemption price per share                              $    10.30       $     7.69       $      24.17       $    17.01
                                                                  ==========       ==========       ============       ==========

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
STATEMENTS OF OPERATIONS
For the Six Months Ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                              SMALL COMPANY     SMALL COMPANY      POST-VENTURE
                                                            VALUE PORTFOLIO   VALUE PORTFOLIO  GROWTH PORTFOLIO  CAPITAL PORTFOLIO
                                                            ---------------   ---------------  ----------------  -----------------
INVESTMENT INCOME:
    Dividends                                                     $23,974           $3,002           $25,640           $1,153
    Interest                                                       80,071            1,597           509,049            1,858
                                                              -----------         --------      ------------         --------
      Total investment income                                     104,045            4,599           534,689            3,011
                                                              -----------         --------      ------------         --------
EXPENSES:
    Investment Advisory Fees                                       38,686            2,807         1,470,622            9,754
    Administrative Services Fees                                   12,207            1,990           328,792            3,087
    Custodian/Sub-custodian Fees                                   17,736           11,175            33,124           11,500
    Registration Fees                                               9,542            7,115             9,839            7,819
    Audit Fees                                                      6,309            5,327             8,265            5,182
    Printing Fees                                                   5,190              374            20,557            1,231
    Legal Fees                                                      2,237              233            12,993              107
    Interest Expense                                                1,725              443                 0                6
    Directors Fees                                                  1,033              969             1,054              998
    Transfer Agent Fees                                               480            1,134            35,664              551
    Miscellaneous Expenses                                          1,092              751             3,125              553
                                                              -----------         --------      ------------         --------
                                                                   96,237           32,318         1,924,035           40,788
                                                              -----------         --------      ------------         --------
    Less: fees waived, expenses reimbursed
      and transfer agent offsets                                  (57,551)         (29,230)         (306,351)         (29,704)
                                                              -----------         --------      ------------         --------
      Total expenses                                               38,686            3,088         1,617,684           11,084
                                                              -----------         --------      ------------         --------
       Net investment income (loss)                                65,359            1,511        (1,082,995)          (8,073)
                                                              -----------         --------      ------------         --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS AND FOREIGN CURRENCY
  RELATED ITEMS:
    Net realized gain from security and
      other related transactions                                2,831,440           12,187        92,743,075          309,169
    Net realized gain (loss) from foreign
      currency related items                                       (1,097)               0                 0                6
    Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency related items                           (3,786,382)          22,182         9,749,037          360,284
    Net change in unrealized appreciation
      (depreciation) from foreign currency
      related items                                                   (53)               0                 0               (8)
                                                              -----------         --------      ------------         --------
    Net realized and unrealized gain (loss)
      from investments and foreign
      currency related items                                     (956,092)          34,369       102,492,112          669,451
                                                              -----------         --------      ------------         --------
    Net increase (decrease) in net assets
      resulting from operations                               $  (890,733)        $ 35,880      $101,409,117         $661,378
                                                              ===========         ========      ============         ========

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                            SMALL COMPANY
                                                                                   VALUE PORTFOLIO         VALUE PORTFOLIO
                                                                          -------------------------------- ---------------
                                                                           FOR THE SIX                       FOR THE SIX
                                                                           MONTHS ENDED        FOR THE      MONTHS ENDED
                                                                          APRIL 30, 2000     YEAR ENDED    APRIL 30, 2000
                                                                            (UNAUDITED)   OCTOBER 31, 1999   (UNAUDITED)
                                                                          --------------  ---------------- --------------
FROM OPERATIONS:
  Net investment income (loss)                                             $     65,359     $    493,018      $   1,511
  Net realized gain (loss) from security and other related transactions       2,831,440        7,670,519         12,187
  Net realized gain (loss) from foreign currency related items                   (1,097)             (85)             0
  Net change in unrealized appreciation (depreciation) from investments      (3,786,382)         836,921         22,182

  Net change in unrealized appreciation (depreciation) from foreign
    currency related items                                                          (53)            (934)             0
                                                                           ------------     ------------      ---------
  Net increase (decrease) in net assets resulting from operations              (890,733)       8,999,439         35,880
                                                                           ------------     ------------      ---------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                                         (450,431)        (687,635)       (28,404)
  Distributions from net realized gains                                      (5,453,362)               0              0
                                                                           ------------     ------------      ---------
    Net decrease in net assets from dividends and distributions              (5,903,793)        (687,635)       (28,404)
                                                                           ------------     ------------      ---------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                                  410,681        9,544,903        170,326
  Reinvestment of dividends and distributions                                 5,903,787          687,038         28,403
  Net asset value of shares redeemed                                        (33,671,476)     (41,121,863)      (182,855)
                                                                           ------------     ------------      ---------
    Net increase (decrease) in net assets from capital share transactions   (27,357,008)     (30,889,922)        15,874
                                                                           ------------     ------------      ---------
    Net increase (decrease) in net assets                                   (34,151,534)     (22,578,118)        23,350
NET ASSETS:
  Beginning of period                                                        36,331,969       58,910,087        637,196
                                                                           ------------     ------------      ---------
  End of period                                                            $  2,180,435     $ 36,331,969      $ 660,546
                                                                           ============     ============      =========
UNDISTRIBUTED NET INVESTMENT INCOME:                                            $64,311         $450,480      $   1,340
                                                                           ============     ============      =========

                                                                            SMALL COMPANY             SMALL COMPANY
                                                                           VALUE PORTFOLIO           GROWTH PORTFOLIO
                                                                           ---------------   ---------------------------------
                                                                                              FOR THE SIX
                                                                                FOR THE       MONTHS ENDED        FOR THE
                                                                              YEAR ENDED     APRIL 30, 2000      YEAR ENDED
                                                                           OCTOBER 31, 1999    (UNAUDITED)    OCTOBER 31, 2000
                                                                           ----------------  --------------   ----------------
FROM OPERATIONS:
  Net investment income (loss)                                               $      (114)     $ (1,082,995)     $ (1,546,937)
  Net realized gain (loss) from security and other related transactions         (179,993)       92,743,075        25,105,695
  Net realized gain (loss) from foreign currency related items                         0                 0            (1,672)
  Net change in unrealized appreciation (depreciation) from investments          113,672         9,749,037        49,843,000

  Net change in unrealized appreciation (depreciation) from foreign
    currency related items                                                             0                 0                 0
                                                                             -----------      ------------      ------------
  Net increase (decrease) in net assets resulting from operations                (66,435)      101,409,117        73,400,086
                                                                             -----------      ------------      ------------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                                           (15,984)                0                 0
  Distributions from net realized gains                                                0       (15,956,371)                0
                                                                             -----------      ------------      ------------
    Net decrease in net assets from dividends and distributions                  (15,984)      (15,956,371)                0
                                                                             -----------      ------------      ------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                                   435,220        23,490,195        32,672,892
  Reinvestment of dividends and distributions                                     15,976        14,533,727                 0
  Net asset value of shares redeemed                                          (1,515,450)      (52,227,823)      (63,557,835)
                                                                             -----------      ------------      ------------
    Net increase (decrease) in net assets from capital share transactions     (1,064,254)      (14,203,901)      (30,884,943)
                                                                             -----------      ------------      ------------
    Net increase (decrease) in net assets                                     (1,146,673)       71,248,845        42,515,143
NET ASSETS:
  Beginning of period                                                          1,783,869       236,678,912       194,163,769
                                                                             -----------      ------------      ------------
  End of period                                                              $   637,196      $307,927,757      $236,678,912
                                                                             ===========      ============      ============
UNDISTRIBUTED NET INVESTMENT INCOME:                                         $    28,233      $          0      $          0
                                                                             ===========      ============      ============


                                                                                   POST-VENTURE
                                                                                 CAPITAL PORTFOLIO
                                                                          -------------------------------
                                                                           FOR THE SIX
                                                                           MONTHS ENDED      FOR THE
                                                                          APRIL 30, 2000   YEAR ENDED
                                                                           (UNAUDITED)   OCTOBER 31, 1999
                                                                          -------------- ----------------
FROM OPERATIONS:
  Net investment income (loss)                                             $    (8,073)      $(10,625)
  Net realized gain (loss) from security and other related transactions        309,169       (112,024)
  Net realized gain (loss) from foreign currency related items                       6             16
  Net change in unrealized appreciation (depreciation) from investments        360,284        516,314
  Net change in unrealized appreciation (depreciation) from foreign
    currency related items                                                          (8)             5
                                                                           -----------     ----------
  Net increase (decrease) in net assets resulting from operations              661,378        393,686
                                                                           -----------     ----------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                                         (17,725)        (1,664)
  Distributions from net realized gains                                              0              0
                                                                           -----------     ----------
    Net decrease in net assets from dividends and distributions                (17,725)        (1,664)
                                                                           -----------     ----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                               1,054,089              0
  Reinvestment of dividends and distributions                                    1,718            471
  Net asset value of shares redeemed                                        (1,083,197)      (321,988)
                                                                           -----------     ----------
    Net increase (decrease) in net assets from capital share transactions      (27,390)      (321,517)
                                                                           -----------     ----------
    Net increase (decrease) in net assets                                      616,263         70,505
NET ASSETS:
  Beginning of period                                                        1,250,657      1,180,152
                                                                           -----------     ----------
  End of period                                                            $ 1,866,920     $1,250,657
                                                                           ===========     ==========
UNDISTRIBUTED NET INVESTMENT INCOME:                                       $         0     $   17,721
                                                                           ===========     ==========

                 See Accompanying Notes to Financial Statements.

                                     26 & 27

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)


                                                          FOR THE SIX
                                                          MONTHS ENDED                    FOR THE YEAR ENDED OCTOBER 31,
                                                         APRIL 30, 2000         -----------------------------------------------
                                                           (UNAUDITED)           1999              1998           1997(4)
                                                         --------------         -------          -------          -------
PER-SHARE DATA
  Net asset value, beginning of period                        $13.32             $11.53           $10.64           $10.00
                                                              ------            -------          -------          -------
INVESTMENT ACTIVITIES:
  Net investment income                                         0.19               0.16             0.16             0.03
  Net gains (losses) on investments and foreign currency
    related items (both realized and unrealized)               (0.35)              1.76             0.86             0.61
                                                              ------            -------          -------          -------
     Total from investment activities                          (0.16)              1.92             1.02             0.64
                                                              ------            -------          -------          -------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                         (0.22)             (0.13)           (0.08)            0.00
  Distributions from net realized gains                        (2.64)              0.00            (0.05)            0.00
                                                              ------            -------          -------          -------
      Total dividends and distributions                        (2.86)             (0.13)           (0.13)            0.00
                                                              ------            -------          -------          -------
Net asset value, end of period                                $10.30            $ 13.32          $ 11.53          $ 10.64
                                                              ======            =======          =======          =======
      Total return                                             (1.22)%(3)         16.82%            9.76%            6.40%(3)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                      $2,180            $36,332          $58,910          $15,565
Ratio of expenses to average net assets                          .77%(1)(2)         .76%(2)          .75%(2)          .75%(1)(2)
    Ratio of net income to average net assets                   1.27%(1)           1.01%            1.27%            1.60%(1)
    Decrease reflected in above operating expense ratios
      due to waivers/reimbursements                             1.10%(1)            .39%             .44%            1.67%(1)
Portfolio turnover rate                                       118.29%             79.06%           70.74%           34.81%

--------------------------------------------------------------------------------
(1) Annualized.
(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02% for the period ended April 30, 2000 and .01%, .00%, and .00% for the years ended October 31, 1999 and 1998 and the period ended October 31, 1997, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was .75% for the period ended April 30, 2000 and .75% for each of the years ending October 31, 1999 and 1998 and the period ended October 31, 1997, respectively.
(3) Non annualized.
(4) For the period June 30, 1997 (commencement of operations) through October 31, 1997.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY VALUE PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------


                                                           FOR THE SIX               FOR THE YEAR ENDED
                                                           MONTHS ENDED                 OCTOBER 31,
                                                          APRIL 30, 2000          -------------------------
                                                            (UNAUDITED)            1999             1998(4)
                                                          --------------          ------            -------
PER-SHARE DATA
  Net asset value, beginning of period                         $7.60              $ 7.98            $ 10.00
                                                               -----              ------            -------
INVESTMENT ACTIVITIES:
  Net investment income                                         0.69                0.01               0.03
  Net losses on investments
    (both realized and unrealized)                             (0.26)              (0.31)             (2.05)
                                                               -----              ------            -------
      Total from investment activities                          0.43               (0.30)             (2.02)
                                                               -----              ------            -------
LESS DIVIDENDS:
  Dividends from net investment income                         (0.34)              (0.08)              0.00
                                                               -----              ------            -------
Net asset value, end of period                                 $7.69              $ 7.60            $  7.98
                                                               =====              ======            =======
      Total return                                              5.66%(3)           (3.85)%           (20.20)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                       $ 661              $  637            $ 1,784
                                                               -----              ------            -------
Ratio of expenses to average net assets                         1.02%(1)(2)          .99%(2)            .99%(2)
    Ratio of net income (loss) to average net assets             .48%(1)            (.01)%              .09%
    Decrease reflected in above operating expense ratios
      due to waivers/reimbursements                             9.34%(1)            9.69%              1.65%
Portfolio turnover rate                                        76.10%             194.20%            248.40%

--------------------------------------------------------------------------------
(1) Annualized.
(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .03% for the period ended April 30, 2000 and .00% for each of the years ended October 31, 1999 and 1998, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was .99% for the period ended April 30, 2000 and .99% for each of the years ended October 31, 1999 and 1998, respectively.
(3) Non annualized.
(4) For the period October 31, 1997 (commencement of operations) through October 31, 1998.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                       FOR THE SIX
                                       MONTHS ENDED               FOR THE YEAR ENDED OCTOBER 31,
                                      APRIL 30, 2000     --------------------------------------------
                                        (UNAUDITED)        1999        1998        1997       1996(4)
                                      --------------     --------    --------    --------     -------
PER-SHARE DATA
  Net asset value, beginning of period   $  17.89        $  12.89    $  15.89    $  12.92     $ 10.00
                                         --------        --------    --------    --------     -------
INVESTMENT ACTIVITIES:
  Net investment loss                       (0.09)          (0.12)      (0.08)      (0.05)      (0.01)
  Net gains (losses) on investments
    and foreign currency related items
    (both realized and unrealized)           7.59            5.12       (2.92)       3.02        2.93
                                         --------        --------    --------    --------     -------
      Total from investment activities       7.50            5.00       (3.00)       2.97        2.92
                                         --------        --------    --------    --------     -------
LESS DISTRIBUTIONS:
  Distributions from net realized gains     (1.22)           0.00        0.00        0.00        0.00
                                         --------        --------    --------    --------     -------
Net asset value, end of period           $  24.17        $  17.89    $  12.89    $  15.89     $ 12.92
                                         ========        ========    ========    ========     =======
      Total return                          42.93%(3)       38.79%     (18.88)%     22.99%      29.20%(3)

RATIOS AND SUPPLEMENTAL DATA:
Net  assets,  end  of  period
  (000s  omitted)                        $307,928        $236,679    $194,164    $217,861     $96,827
Ratio of expenses to average
  net assets                                 1.02%(1)(2)     1.00%(2)     .99%(2)     .99%(2)     .99%(1)(2)
    Ratio of net loss to average
      net assets                             (.66)%(1)       (.68)%      (.54)%      (.53)%      (.18)%(1)
    Decrease reflected in above operating
      expense ratios due to waivers/
      reimbursements                          .16%(1)         .19%        .18%        .20%        .69%(1)
Portfolio turnover rate                     48.91%         107.56%      75.20%      91.59%      57.38%

--------------------------------------------------------------------------------
(1) Annualized
(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .03% for the period ended April 30, 2000 and .01%, .00%, .00%, and .00% for the years ended October 31, 1999,
    1998 and 1997 and the period ended October 31, 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was .99% for the period ended April 30, 2000 and .99% for each of the years ending October 31, 1999, 1998 and 1997 and the period ended October 31, 1996, respectively.
(3) Non annualized
(4) For the period December 29, 1995 (commencement of operations) through October 31, 1996.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- POST-VENTURE CAPITAL PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                        FOR THE SIX      FOR THE YEAR ENDED
                                                        MONTHS ENDED         OCTOBER 31,
                                                       APRIL 30, 2000    ------------------
                                                         (UNAUDITED)      1999       1998(4)
                                                       --------------    ------      ------
PER-SHARE DATA
  Net asset value, beginning of period                     $11.28        $ 8.23      $10.00
                                                           ------        ------      ------
INVESTMENT ACTIVITIES:
  Net investment loss                                       (0.09)        (0.08)      (0.09)
  Net gains (losses) on investments and
    foreign currency related items
    (both realized and unrealized)                           5.98          3.14       (1.68)
                                                           ------        ------      ------
      Total from investment activities                       5.89          3.06       (1.77)
                                                           ------        ------      ------

LESS DIVIDENDS:
  Dividends from net investment income                      (0.16)        (0.01)       0.00
                                                           ------        ------      ------
Net asset value, end of period                             $17.01        $11.28      $ 8.23
                                                           ======        ======      ======
      Total return                                          52.48%(3)     37.25%     (17.70)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                   $1,867        $1,251      $1,180
Ratio of expenses to average net assets                      1.28%(1)(2)   1.25%(2)    1.25%(2)
    Ratio of net loss to average net assets                  (.91)%(1)     (.84)%      (.76)%
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements                                 3.32%(1)      7.09%       4.19%
Portfolio turnover rate                                     33.44%        93.67%      98.89%

--------------------------------------------------------------------------------

(1) Annualized
(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .03% for the period ended April 30, 2000 and .00% for each of the years ended October 31, 1999 and 1998, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.25% for the period ended April 30, 2000 and 1.25% for each of the years ended October 31, 1999 and 1998, respectively.
(3) Non annualized
(4) For the period October 31, 1997 (commencement of operations) through October 31, 1998.


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   Warburg Pincus Institutional Fund, Inc. is an open-end management investment company registered under the Investment Company Act of 1940, as amended, ("the 1940 Act"), incorporated under the laws of Maryland on May 13, 1992, and currently offers seven managed investment Funds ("Portfolios") of which four are contained in this report. The Value Portfolio ("Value"), the Small Company Value Portfolio ("Small Company Value") and the Post-Venture Capital Portfolio ("Post-Venture Capital") are classified as diversified, and the Small Company Growth Portfolio ("Small Company Growth") is non-diversified (each a "Portfolio" and collectively, the "Portfolios").

   Investment objectives for each Portfolio are as follows: Value seeks total return; Small Company Value seeks long-term capital appreciation; Small Company Growth seeks capital growth; and Post-Venture Capital seeks long-term growth of capital.

   The net asset value ("NAV") of each Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. Each Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   Post-Venture Capital initially values its investments in private-equity portfolios at cost. After that the Portfolio values these investments according to reports from the private-equity portfolios that Abbott Capital Management, LLC ("Abbott"), the Portfolio's sub-investment adviser, generally receives on a quarterly basis. The Portfolio's NAV typically will not reflect interim changes in the values of its private-equity-portfolio investments.

   The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolios do not isolate

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Portfolios isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

   The Portfolios may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   Pursuant  to an  exemptive  order  issued  by  the  Securities  and  Exchange
Commission, each Portfolio, along with other Funds managed by Credit Suisse Asset Management LLC ("CSAM") can transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At April 30, 2000, none of the Portfolios had investments in repurchase agreements.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Portfolios have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expense. For the six months ended April 30, 2000, the Portfolios received credits or reimbursements under this arrangement as follows:

           PORTFOLIO                                       AMOUNT
           --------                                       --------
           Value                                           $  977
           Small Company Value                                 92
           Small Company Growth                            47,431
           Post-Venture Capital                               261

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   CSAM, which is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group, serves as each Portfolio's investment adviser. For its investment advisory services, CSAM receives the following fees based on each Portfolio's average daily net assets:

           PORTFOLIO                                     ANNUAL RATE
           ---------                     ----------------------------------
           Value                          .75% of average daily net assets
           Small Company Value            .90% of average daily net assets
           Small Company Growth           .90% of average daily net assets
           Post-Venture Capital          1.10% of average daily net assets

   For the six months ended April 30, 2000, investment advisory fees, voluntary waivers and reimbursements were as follows:

                             GROSS                     NET            EXPENSE
           PORTFOLIO     ADVISORY FEE    WAIVER    ADVISORY FEE   REIMBURSEMENTS
           ---------     ------------   ---------  ------------   --------------
   Value                    $38,686     $(38,686)          $0       $(12,730)
   Small Company Value        2,807       (2,807)           0        (26,019)
   Small Company Growth   1,470,622     (258,920)   1,211,702              0
   Post-Venture Capital       9,754       (9,754)           0        (18,802)

   Abbott serves as sub-investment adviser for the Post-Venture Capital Portfolio's assets invested in U.S. or foreign private limited partnerships or other investment funds ("Private Fund Investments"). From its investment advisory fee, CSAM pays Abbott a quarterly fee at the annual rate of 1.00% of the value of the Portfolio's Private Fund Investments as of the end of each calendar quarter. No compensation is paid by the Post-Venture Capital Portfolio to Abbott for its sub-investment advisory services.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), a wholly-owned subsidiary of CSAM, and PFPC Inc. ("PFPC"), an indirect subsidiary of PNC
Financial Services Group, Inc. ("PNC"), serve as each Portfolio's co-administrators. CSAMSI became the co-administrator of the Portfolios on November 1, 1999. Prior to that, Counsellors Funds Service, Inc. ("CFSI") served as co-administrator to the Portfolios. For its administrative services, CSAMSI receives a fee calculated at an annual rate of .10% of each Portfolio's average daily net assets. For the six months ended April 30, 2000, administrative services fees earned by CSAMSI were as follows:

           PORTFOLIO                                  CO-ADMINISTRATION FEE
           ---------                                  ---------------------
           Value                                            $ 5,158
           Small Company Value                                  312
           Small Company Growth                             163,403
           Post-Venture Capital                                 887

   For its administrative services, PFPC currently receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure

           AVERAGE DAILY NET ASSETS              ANNUAL RATE
           ------------------------              -----------
           First $500 million        .10% of average daily net assets
           Next $1 billion           .075% of average daily net assets
           Over $1.5  billion        .05% of average daily net assets

   For the six months ended April 30, 2000, administrative service fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:


                                         GROSS                           NET
           PORTFOLIO             CO-ADMINISTRATION FEE   WAIVER   CO-ADMINISTRATION FEE
           ---------             ---------------------  -------   ---------------------
           Value                       $ 7,049          $(5,158)      $ 1,891
           Small Company Value           1,678             (312)        1,366
           Small Company Growth        165,389                0       165,389
           Post-Venture Capital          2,200             (887)        1,313

   Provident Distributors, Inc. serves as distributor of each Portfolio's shares without compensation.

3. LINE OF CREDIT

   The Portfolios, together with other Funds advised by CSAM, have established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Portfolio share redemptions. Under the

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

3. LINE OF CREDIT -- (CONT'D)

terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating Funds in such manner as is determined by the governing boards of the various Funds. In addition, the participating Funds will pay interest on borrowings at the Federal funds rate plus .50%. At April 30, 2000, there were no loans outstanding for any of the Portfolios. During the six months ended April 30, 2000, borrowings under the Credit Facility were as follows:

                              AVERAGE DAILY      AVERAGE          MAXIMUM DAILY
           PORTFOLIO          LOAN BALANCE   INTEREST RATE %    LOAN OUTSTANDING
           --------          --------------  ---------------    ----------------
           Value                $29,926          5.975%            $1,770,000
           Small Company Value      699          6.361%                36,000

4. INVESTMENTS IN SECURITIES

   For the six months ended April 30, 2000, purchases and sales of investment securities (excluding short-term investments) were as follows:

           PORTFOLIO                             PURCHASES        SALES
           --------                             ------------  ------------
           Value                                $ 11,856,278  $ 42,063,281
           Small Company Value                       450,947       480,311
           Small Company Growth                  148,867,860   194,749,341
           Post-Venture Capital                      561,462       597,799

   At April 30, 2000, the net unrealized appreciation from investments for those securities having an excess of value over cost and net depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                                               NET UNREALIZED
                                    UNREALIZED    UNREALIZED    APPRECIATION
           PORTFOLIO               APPRECIATION  DEPRECIATION  (DEPRECIATION)
           --------                ------------  ------------  --------------
           Value                   $    161,191  $    (91,974)   $    69,217
           Small Company Value           88,088       (66,627)        21,461
           Small Company Growth     105,119,336   (38,439,971)    66,679,365
           Post-Venture Capital         774,614       (58,626)       715,988

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

5. RESTRICTED SECURITIES

   Certain Small Company Growth investments are restricted as to resale and are valued as determined by or under the direction of the Board in good faith, at fair value. The table below shows the acquisition dates, aggregate cost, fair value as of April 30, 2000 and percent of net assets which the securities represent.


                                                                                                PERCENTAGE
                           SECURITY            SECURITY ACQUISITION                 MARKET        OF NET
PORTFOLIO                 DESCRIPTION            TYPE     DATE(S)       COST         VALUE        ASSETS
---------                 -----------            ----     -------       ----         -----        ------
Small Company Growth  Prescient Systems, Inc.   Common   02/23/98    $2,000,000    $ 1,999,998     0.65%

6. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue up to thirteen billion full and fractional shares of common stock of separate series having a $.001 par value per share.
Shares of seven series have been classified, four of which constitute the interests in the Portfolios.

   Transactions in shares of each Portfolio were as follows:


                                                   VALUE                        SMALL COMPANY VALUE
                                      --------------------------------- -------------------------------
                                         FOR THE                            FOR THE
                                        SIX MONTHS                         SIX MONTHS
                                           ENDED            FOR THE          ENDED         FOR THE
                                      APRIL 30, 2000      YEAR ENDED    APRIL 30, 2000    YEAR ENDED
                                        (UNAUDITED)    OCTOBER 31, 1999   (UNAUDITED)  OCTOBER 31, 1999
                                      -------------    ---------------- -------------- ----------------
Shares sold                                 29,608           739,899         22,352          51,791
Shares issued to shareholders
   on reinvestment of dividends
   and distributions                       573,740            57,158          3,684           1,948
Shares redeemed                         (3,119,808)       (3,179,428)       (23,962)       (193,379)
                                        ----------        ----------        -------        --------
Net increase (decrease) in shares
   outstanding                          (2,516,460)       (2,382,371)         2,074        (139,640)
                                        ==========        ==========        =======        ========

                                             SMALL COMPANY GROWTH           POST-VENTURE CAPITAL
                                      --------------------------------- -------------------------------
                                         FOR THE                            FOR THE
                                        SIX MONTHS                         SIX MONTHS
                                           ENDED            FOR THE          ENDED         FOR THE
                                      APRIL 30, 2000      YEAR ENDED    APRIL 30, 2000    YEAR ENDED
                                        (UNAUDITED)    OCTOBER 31, 1999   (UNAUDITED)  OCTOBER 31, 1999
                                      -------------    ---------------- -------------- ----------------
Shares sold                                835,864         2,255,112         72,008              0
Shares issued to shareholders on
   reinvestment of dividends and
   distributions                           691,094                 0            120             55
Shares redeemed                         (2,016,065)       (4,095,159)       (73,242)       (32,651)
                                        ----------        ----------        -------        -------

Net decrease in shares
   outstanding                            (489,107)       (1,840,047)        (1,114)       (32,596)
                                        ==========        ==========        =======        ========

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

7. NET ASSETS

   At April 30, 2000, capital contributions, undistributed net investment income, accumulated net realized gain/(loss) from security transactions and current period distributions have been adjusted for current period permanent book/tax differences. Value and Post-Venture Capital reclassified ($1,097) and $6 from accumulated net realized gain/(loss) from foreign currency related items to undistributed net investment income. Small Company Growth and Post-Venture Capital reclassified ($1,082,995) and ($8,071), respectively, from accumulated net investment income to capital contributions.

8. CAPITAL LOSS CARRYOVER

   At April 30, 2000, capital loss carryovers available to offset possible future gains of each Portfolio were as follows:

                                     CAPITAL LOSS
                                CARRYOVER EXPIRING IN
                               -----------------------        TOTAL CAPITAL
                                 2006           2007         LOSS CARRYOVER
                               --------       --------       --------------
Small Company Value            $367,783       $187,598          $555,381
Post-Venture Capital             98,472        119,909           218,381

9. PORTFOLIO NAME CHANGE

   At the Board Meeting on May 1, 2000, the Board of Directors voted to rename the Warburg, Pincus Institutional Fund, Inc. As of May 11, 2000 the Fund ceased to be named the Warburg, Pincus Institutional Fund, Inc. and is now named the Credit Suisse Institutional Fund, Inc.

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

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

[GRAPHICS OMITTED]

WARBURG PINCUS FUNDS
PART OF CREDIT SUISSE ASSET MANAGEMENT


                      P.O. BOX 9030, BOSTON, MA 02205-9030
                        800-222-8977 [BULLET] www.warburg.com

PROVIDENT DISTRIBUTORS, INC., DISTRIBUTOR.                          WPINU-3-0400